Loans payable - employees (Tables)	6 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Schedule of advances are non-interest bearing, unsecured, and are payable in cash on demand

	December 31, 2019		June 30, 2019
	(unaudited)
Na Wang	$2,309,510		$2,341,932
Wei Zhang	2,135,460		2,251,942
	$4,444,970	*	$4,593,874

*	On January 15, 2020, Hou Sing, the Company's shareholder, entered into certain loan assignment agreements with Na Wang and Wei Zhang in the aggregate amount of RMB 29,429,627 (approximately $4.3 million) (the "Debt") and delivered the full payment to the two employees. On the same day, the board of directors of the Company approved the conversion of the Debt as well as the conversion of debt in the aggregate amount of $218,519 that the Company owed to Wei Zhang, at a per share conversion price of $1.54. On March 6, 2020, upon Nasdaq's approval, the Company issued 2,911,000 ordinary shares of the Company to Hou Sing and Wei Zhang in exchange for the debt.